UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2025

IDEANOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35561	20-1778374
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1441 Broadway, Suite 5116
New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

212-206-1216
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 16, 2025, Ideanomics, Inc. (the “Company”, “we”, “us” or “our”) received a letter from Grassi & Co. CPAs, P.C. (“Grassi”), stating that Grassi was resigning from serving as the Company’s independent registered accounting firm.

The Company has not issued, and does not expect to issue, consolidated financial statements for the fiscal year ended December 31, 2024. As such, Grassi has not audited such consolidated financial statements.

Grassi’s report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2023, did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that Grassi’s report stated:

The Company has suffered recurring losses from operations, has an accumulated deficit and does not believe that its current level of cash and cash equivalents is sufficient to fund continuing operations. These factors raise substantial doubt about its ability to continue as a going concern . . . The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During each of the fiscal years ended December 31, 2023 and December 31, 2024, and the subsequent interim periods through the date of resignation, there were no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Security Exchange Commission (“SEC”) Regulation S-K, between the Company and Grassi on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi, would have caused Grassi to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements for such years.

There were no “reportable events”, as that term is defined in Item 304(a)(1)(v) of SEC Regulation S-K, during either of the fiscal years ended December 31, 2024 or December 31, 2023, and the subsequent interim periods through the date of dismissal, except that the Company identified material weaknesses in its internal control over financial reporting as disclosed in Item 9A, Controls and Procedures, of the Company’s Annual Report on Form 10-K for each of the fiscal year ended December 31, 2023, as described below.

Under the supervision and with the participation of our management, including our principal executive officer and principal financial officer, we assessed the effectiveness of our internal control over financial reporting as of December 31, 2023, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control — Integrated Framework (2013). Based on our assessment, we have concluded that our internal control over financial reporting was not effective as of December 31, 2023 due to the material weaknesses described below.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. Management has determined that the Company had the following material weaknesses in its internal control over financial reporting as of December 31, 2023:

•The design and implementation of internal controls over the review of management’s inputs into valuation models and associated valuation outputs from third party valuation specialists.
•The design and implementation of internal controls over the revenue recognition process, specifically the failure to properly evaluate whether the Company was to be considered the principal or the agent in contracts with customers.
•There was a lack of sufficient personnel in accounting and financial reporting functions with sufficient experience and expertise with respect to the application of U.S. GAAP and SEC disclosure requirements.
•Operating effectiveness of internal controls to identify and evaluate the accounting implications of non-routine transactions.
•There was a lack of controls designed to address risk of material misstatement for various financial statement areas and related assertions.
•There was a lack of validation of completeness and accuracy of internally prepared data, including key reports generated from systems, utilized in the operations of controls.

•There was a lack of evidence to support the effective review in the operations of controls.
•There was a lack of controls at the entity level, particularly over the review of subsidiary financial information, including analysis of balance sheet data, operating results, non-routine transactions, litigation accruals and income tax matters.
•Controls were not designed with a sufficient level of precision to prevent or detect a material misstatement.
•An inventory of service organizations utilized to process transactions was not maintained throughout the reporting period. There was a lack of review over service organization reports. In instances in which service organization reports were not available, the Company did not have adequate complementary controls.
•There was a lack of segregation of duties that exists in the information technology environments and payroll and procure to pay cycles at the Company.
•There was a lack of documented compliance related to controls to evaluate potential risk of dealing with inappropriate vendors and/or customers.
•The Company’s information technology general controls over certain information technology systems were not designed properly and therefore did not operate effectively.

A copy of a letter from Grassi to the Securities and Exchange Commission (“SEC”) stating that it agrees with the statements regarding Grassi in this report is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Grassi & Co. CPAs, P.C., dated January 16, 2025
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEANOMICS, INC.

	By:	/s/ Alfred P. Poor
Date: January 16, 2025	Name: Alfred P. Poor
Title: Chief Executive Officer